Exhibit 99.1

For Immediate Release	Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com
AutoNation Reports Fourth-Quarter Earnings
     FORT LAUDERDALE, Fla (February 7, 2007) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2006 fourth-quarter net income from continuing operations of $74 million or $0.35 per share on revenue of $4.5 billion, compared to year-ago net income from continuing operations of $82 million or $0.31 per share on revenue of $4.4 billion. Fourth-quarter EPS from continuing operations increased 13%.
     Fourth quarter 2006 results were positively impacted by a 2% increase in total revenue driven by increases of 2% in new vehicle, 5% in parts and service and 8% in finance and insurance. This was offset by lower used vehicle gross profit, higher floor plan and other interest expense and $.01 per share in stock option expense. Additionally, the fourth quarter EPS was positively impacted by continued share repurchases. Fourth quarter 2005 earnings were negatively affected by Hurricane Wilma in Florida.
     For full-year 2006, the Company reported net income from continuing operations of $331 million or $1.45 per share, compared to $397 million or $1.48 per share in 2005. After adjusting for certain items as disclosed in the attached financial tables, the Company’s full-year EPS from continuing operations for 2006 increased 8% to $1.54 from $1.43 in 2005. The Company’s revenue for the full year totaled $19.0 billion, an increase of 1% versus the prior year.
     Full year 2006 results were positively impacted by increased gross profits in parts and service and finance and insurance, offset by lower used vehicle gross profit, higher floor plan and other interest expense and $.04 per share stock option expense impact. The effect on EPS of higher other interest expense was more than offset by the 19% reduction in shares outstanding due to the 50 million share buyback in the second quarter.
     Commenting on the fourth-quarter and year ahead, Mike Jackson, chairman and chief executive officer said, “The retail environment was challenging during the fourth-quarter and we expect this to continue in 2007. We believe that in 2007, U.S. new vehicle sales will decline to the low 16 million unit level.”
     The fourth quarter conference call may be accessed at 11:00 am Eastern Time by phone at 888-639-6205 or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time February 7, 2007 through February 14, 2007 by calling 800-475-6701 (access code # 859958).

About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. A component of the Standard and Poor’s 500 Index, AutoNation has approximately 26,000 full-time employees and owns and operates 331 new vehicle franchises in 16 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 90,000 vehicles are available for sale.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three-month period ended December 31, 2005, and the years ended December 31, 2006 and 2005, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Revenue:
New vehicle	$2,652.8	$2,605.1	$11,163.0	$11,224.0
Used vehicle	1,023.2	1,016.5	4,518.1	4,315.0
Parts and service	631.8	600.1	2,600.4	2,508.5
Finance and insurance, net	148.8	138.3	634.3	601.0
Other	16.5	18.4	72.8	81.0

Total revenue	4,473.1	4,378.4	18,988.6	18,729.5

Cost of sales:
New vehicle	2,461.4	2,413.8	10,345.8	10,407.3
Used vehicle	936.1	919.9	4,109.0	3,896.2
Parts and service	358.5	329.9	1,459.0	1,408.5
Other	6.4	4.9	30.4	33.4

Total cost of sales	3,762.4	3,668.5	15,944.2	15,745.4

Gross profit	710.7	709.9	3,044.4	2,984.1

Selling, general and administrative expenses	512.1	511.4	2,165.0	2,100.9
Depreciation and amortization	21.2	19.9	82.9	78.4
Other expenses (income)	—	(0.1)	(0.1)	0.8

Operating income	177.4	178.7	796.6	804.0

Floorplan interest expense	(36.5)	(30.3)	(142.0)	(105.5)
Other interest expense	(26.5)	(14.4)	(90.9)	(63.3)
Other interest expense — senior note repurchases	—	(2.3)	(34.5)	(17.4)
Interest income	0.8	3.1	8.3	7.5
Other income (loss)	3.3	0.2	4.6	(0.1)

Income from continuing operations before income taxes	118.5	135.0	542.1	625.2

Provision for income taxes	44.4	53.2	210.7	228.3

Net income from continuing operations	74.1	81.8	331.4	396.9

Income (loss) from discontinued operations, net of income taxes	1.1	(6.5)	(14.5)	99.6

Net income	$75.2	$75.3	$316.9	$496.5

Diluted earnings per share:
Continuing operations	$0.35	$0.31	$1.45	$1.48
Discontinued operations	$0.01	$(0.02)	$(0.06)	$0.37

Net income	$0.36	$0.28	$1.38	$1.85
Weighted average common and common equivalent shares outstanding	211.5	266.8	229.3	268.0

Common shares outstanding	206.8	262.2	206.8	262.2

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2006	2005	$ Variance	% Variance	2006	2005	$ Variance	% Variance
Revenue:
New vehicle	$2,652.8	$2,605.1	$47.7	1.8	$11,163.0	$11,224.0	$(61.0)	(0.5)
Retail used vehicle	810.7	820.5	(9.8)	(1.2)	3,621.2	3,487.9	133.3	3.8
Wholesale	212.5	196.0	16.5	8.4	896.9	827.1	69.8	8.4

Used vehicle	1,023.2	1,016.5	6.7	0.7	4,518.1	4,315.0	203.1	4.7

Parts and service	631.8	600.1	31.7	5.3	2,600.4	2,508.5	91.9	3.7
Finance and insurance, net	148.8	138.3	10.5	7.6	634.3	601.0	33.3	5.5
Other	16.5	18.4	(1.9)		72.8	81.0	(8.2)

Total revenue	$4,473.1	$4,378.4	$94.7	2.2	$18,988.6	$18,729.5	$259.1	1.4

Gross profit:
New vehicle	$191.4	$191.3	$0.1	0.1	$817.2	$816.7	$0.5	0.1
Retail used vehicle	88.3	96.0	(7.7)	(8.0)	409.8	415.9	(6.1)	(1.5)
Wholesale	(1.2)	0.6	(1.8)		(0.7)	2.9	(3.6)

Used vehicle	87.1	96.6	(9.5)	(9.8)	409.1	418.8	(9.7)	(2.3)

Parts and service	273.3	270.2	3.1	1.1	1,141.4	1,100.0	41.4	3.8
Finance and insurance	148.8	138.3	10.5	7.6	634.3	601.0	33.3	5.5

Other	10.1	13.5	(3.4)		42.4	47.6	(5.2)

Total gross profit	710.7	709.9	0.8	0.1	3,044.4	2,984.1	60.3	2.0

Selling, general and administrative expenses	512.1	511.4	(0.7)	(0.1)	2,165.0	2,100.9	(64.1)	(3.1)

Depreciation and amortization	21.2	19.9	(1.3)		82.9	78.4	(4.5)
Other expenses (income)	—	(0.1)	(0.1)		(0.1)	0.8	0.9

Operating income	177.4	178.7	(1.3)	(0.7)	796.6	804.0	(7.4)	(0.9)
Floorplan interest expense	(36.5)	(30.3)	(6.2)		(142.0)	(105.5)	(36.5)
Other interest expense	(26.5)	(14.4)	(12.1)		(90.9)	(63.3)	(27.6)
Other interest expense — senior note repurchases	—	(2.3)	2.3		(34.5)	(17.4)	(17.1)
Interest income	0.8	3.1	(2.3)		8.3	7.5	0.8
Other income (loss)	3.3	0.2	3.1		4.6	(0.1)	4.7

Income from continuing operations before income taxes	$118.5	$135.0	$(16.5)	(12.2)	$542.1	$625.2	$(83.1)	(13.3)

Retail vehicle unit sales:
New	84,048	84,833	(785)	(0.9)	369,567	381,082	(11,515)	(3.0)
Used	49,790	51,887	(2,097)	(4.0)	225,609	228,528	(2,919)	(1.3)

	133,838	136,720	(2,882)	(2.1)	595,176	609,610	(14,434)	(2.4)

Revenue per vehicle retailed:
New	$31,563	$30,709	$854	2.8	$30,206	$29,453	$753	2.6
Used	$16,282	$15,813	$469	3.0	$16,051	$15,262	$789	5.2
Gross profit per vehicle retailed:
New	$2,277	$2,255	$22	1.0	$2,211	$2,143	$68	3.2
Used	$1,773	$1,850	$(77)	(4.2)	$1,816	$1,820	$(4)	(0.2)
Finance and insurance	$1,112	$1,012	$100	9.9	$1,066	$986	$80	8.1

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	% 2006	% 2005	% 2006	% 2005
Revenue mix percentages:
New vehicle	59.3	59.5	58.8	59.9
Used vehicle	22.9	23.2	23.8	23.0
Parts and service	14.1	13.7	13.7	13.4
Finance and insurance	3.3	3.2	3.3	3.2
Other	0.4	0.4	0.4	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	26.9	26.9	26.8	27.4
Used vehicle	12.3	13.6	13.4	14.0
Parts and service	38.5	38.1	37.5	36.9
Finance and insurance	20.9	19.5	20.8	20.1
Other	1.4	1.9	1.5	1.6

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.2	7.3	7.3	7.3
Used vehicle — retail	10.9	11.7	11.3	11.9
Parts and service	43.3	45.0	43.9	43.9
Total	15.9	16.2	16.0	15.9
Selling, general and administrative expenses	11.4	11.7	11.4	11.2
Operating income	4.0	4.1	4.2	4.3

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	72.1	72.0	71.1	70.4
Operating income	25.0	25.2	26.2	26.9

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Capital expenditures, excluding property operating lease buy-outs	$39.2	$39.4	$176.1	$130.9

Property operating lease buy-outs	$—	$—	$—	$10.3

Acquisitions	$77.9	$2.5	$166.4	$15.9

Proceeds from exercises of stock options	$13.6	$36.1	$75.7	$112.8

Senior note repurchases	$—	$23.6	$334.2	$136.0

Stock repurchases:

Aggregate purchase price	$43.3	$49.9	$1,380.6	$237.1

Shares repurchased (in millions)	2.1	2.4	61.2	11.8

Floorplan Assistance and Expense	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Variance	2006	2005	Variance
Floorplan assistance earned (included in cost of sales)	$25.4	$24.8	$0.6	$111.6	$109.8	$1.8
Floorplan interest expense	(36.5)	(30.3)	(6.2)	(142.0)	(105.5)	(36.5)

Net floorplan benefit (cost)	$(11.1)	$(5.5)	$(5.6)	$(30.4)	$4.3	$(34.7)

Balance Sheet and Other Highlights
	December 31, 2006	December 31, 2005
Cash and cash equivalents	$52.2	$245.7
Inventory	$2,361.4	$2,584.6
Total floorplan notes payable	$2,265.0	$2,445.7
Non-vehicle debt	$1,571.5	$525.0
Equity	$3,712.7	$4,669.5
New days supply (industry standard of selling days, including fleet)	52 days	55 days
Used days supply (trailing 30 days)	42 days	42 days

Brand Mix - New Vehicle Revenue %
	Three Months Ended December 31,		Twelve Months Ended December 31,
	% 2006	% 2005	% 2006	% 2005
Detroit 3:
Ford, Lincoln-Mercury	13.7	16.1	16.3	18.0
Chevrolet, Pontiac, Buick, Cadillac, GMC	14.1	12.6	14.3	15.0
Chrysler, Jeep, Dodge	7.3	8.1	7.6	9.0

Detroit 3 total	35.1	36.8	38.2	42.0

Import Premium Luxury:
Mercedes	14.1	11.4	11.8	9.6
BMW	5.9	5.8	5.0	5.0
Lexus	4.0	4.0	3.4	3.4
Other premium luxury (Land Rover, Porsche)	3.3	3.3	2.7	2.3

Premium Luxury total	27.3	24.5	22.9	20.3

Volume Imports:
Honda	8.1	8.5	8.4	8.2
Toyota	14.2	12.6	14.2	12.6
Nissan	8.7	10.0	9.8	10.1
Other imports	6.6	7.6	6.5	6.8

Import total	37.6	38.7	38.9	37.7

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations*
	Three Months Ended December 31,
	Net Income		Diluted Earnings Per Share
	2006	2005	2006	2005
As reported	$75.2	$75.3	$0.36	$0.28
Discontinued operations — store divestitures, net of income taxes	(1.1)	6.5	$(0.01)	$0.02
Discontinued operations — tax adjustments	—	—	$—	$—

From continuing operations, as reported	74.1	81.8	$0.35	$0.31
Income tax adjustments	—	—	$—	$—
Senior note repurchases	—	1.5	—	$0.01
Proforma stock option compensation expense (per 2005 disclosures)	—	(2.1)	$—	$(0.01)

Adjusted	$74.1	$81.2	$0.35	$0.30

	Twelve Months Ended December 31,
	Net Income		Diluted Earnings Per Share
	2006	2005	2006	2005
As reported	$316.9	$496.5	$1.38	$1.85
Discontinued operations — store divestitures, net of income taxes	14.5	10.8	$0.06	$0.04
Discontinued operations — tax adjustments	—	(110.4)	$—	$(0.41)

From continuing operations, as reported	331.4	396.9	$1.45	$1.48
Senior note repurchases	21.1	10.6	$0.09	$0.04
Income tax adjustments	—	(16.2)	$—	$(0.06)
Proforma stock option compensation expense (per 2005 disclosures)	—	(9.3)	$—	$(0.03)

Adjusted	$352.5	$382.0	$1.54	$1.43

* Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, low 16 million units

SGA % reduction (over 2007, 2008 and 2009)	approximately 100 bp
(SGA % of gross profit less floorplan interest expense)

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2006	2005	$ Variance	% Variance	2006	2005	$ Variance	% Variance
Revenue:
New vehicle	$2,606.3	$2,605.1	$1.2	—	$11,050.5	$11,224.0	$(173.5)	(1.5)
Retail used vehicle	800.4	820.5	(20.1)	(2.4)	3,595.4	3,487.8	107.6	3.1
Wholesale	205.8	195.4	10.4	5.3	876.7	824.5	52.2	6.3

Used vehicle	1,006.2	1,015.9	(9.7)	(1.0)	4,472.1	4,312.3	159.8	3.7
Parts and service	622.4	600.1	22.3	3.7	2,572.7	2,508.5	64.2	2.6
Finance and insurance, net	147.9	138.3	9.6	6.9	632.3	600.5	31.8	5.3
Other	6.0	7.1	(1.1)	(15.5)	27.6	28.2	(0.6)	(2.1)

Total revenue	$4,388.8	$4,366.5	$22.3	0.5	$18,755.2	$18,673.5	$81.7	0.4

Gross profit:
New vehicle	$187.1	$191.3	$(4.2)	(2.2)	$806.6	$816.7	$(10.1)	(1.2)
Retail used vehicle	87.5	96.1	(8.6)	(8.9)	407.3	415.9	(8.6)	(2.1)
Wholesale	(1.7)	—	(1.7)		(2.7)	0.3	(3.0)

Used vehicle	85.8	96.1	(10.3)	(10.7)	404.6	416.2	(11.6)	(2.8)
Parts and service	269.3	270.2	(0.9)	(0.3)	1,126.8	1,099.9	26.9	2.4
Finance and insurance	147.9	138.3	9.6	6.9	632.3	600.5	31.8	5.3
Other	6.3	8.1	(1.8)	(22.2)	25.5	27.1	(1.6)	(5.9)

Total gross profit	$696.4	$704.0	$(7.6)	(1.1)	$2,995.8	$2,960.4	$35.4	1.2

Retail vehicle unit sales:
New	83,230	84,833	(1,603)	(1.9)	367,665	381,082	(13,417)	(3.5)
Used	49,525	51,887	(2,362)	(4.6)	224,980	228,528	(3,548)	(1.6)

	132,755	136,720	(3,965)	(2.9)	592,645	609,610	(16,965)	(2.8)

Revenue per vehicle retailed:
New	$31,314	$30,709	$605	2.0	$30,056	$29,453	$603	2.0
Used	$16,162	$15,813	$349	2.2	$15,981	$15,262	$719	4.7

Gross profit per vehicle retailed:
New	$2,248	$2,255	$(7)	(0.3)	$2,194	$2,143	$51	2.4
Used	$1,767	$1,852	$(85)	(4.6)	$1,810	$1,820	$(10)	(0.5)
Finance and insurance	$1,114	$1,012	$102	10.1	$1,067	$985	$82	8.3

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended Decembe 31,
	% 2006	% 2005	% 2006	% 2005
Revenue mix percentages:
New vehicle	59.4	59.7	58.9	60.1
Used vehicle	22.9	23.3	23.8	23.1
Parts and service	14.2	13.7	13.7	13.4
Finance and insurance	3.4	3.2	3.4	3.2
Other	0.1	0.1	0.2	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	26.9	27.2	26.9	27.6
Used vehicle	12.3	13.7	13.5	14.1
Parts and service	38.7	38.4	37.6	37.2
Finance and insurance	21.2	19.6	21.1	20.3
Other	0.9	1.1	0.9	0.8

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.2	7.3	7.3	7.3
Used vehicle — retail	10.9	11.7	11.3	11.9
Parts and service	43.3	45.0	43.8	43.8
Total	15.9	16.1	16.0	15.9